UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

Comcast Corporation

(Exact Name of Registrant

as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Exchange Offers

On August 2, 2021, Comcast Corporation (“Comcast” or the “Company”) and NBCUniversal Media, LLC (“NBCUniversal”) issued a press release announcing the commencement of private offers (the “Exchange Offers”) (i) (A) by the Company to exchange its 6.400% Notes due 2038, 6.950% Notes due 2037, 6.450% Notes due 2037, 6.400% Notes due March 2040, 6.550% Notes due 2039, 4.600% Notes due 2038, 6.500% Notes due 2035, 5.650% Notes due 2035 and 7.050% Notes due 2033 and (B) by NBCUniversal to exchange NBCUniversal’s 6.400% Notes due April 2040 for up to $3,000,000,000 in aggregate principal amount of the Company’s new Notes due 2051 (the “New 2051 Notes”), (ii) (A) by the Company to exchange its 4.700% Notes due 2048, 4.750% Notes due 2044, 4.650% Notes due 2042 and 4.500% Notes due 2043 and (B) by NBCUniversal to exchange NBCUniversal’s 5.950% Notes due 2041 and 4.450% Notes due 2043 for up to $3,000,000,000 in aggregate principal amount of the Company’s new Notes due 2056 (the “New 2056 Notes”) and (iii) by the Company to exchange its 4.600% Notes due 2045, 4.950% Notes due 2058 and 4.049% Notes due 2052 for up to $3,000,000,000 in aggregate principal amount of the Company’s new Notes due 2063 (the “New 2063 Notes” and, together with the New 2051 Notes and the New 2056 Notes, the “New Notes”). A copy of the press release announcing the commencement of the Exchange Offers is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

Item 9.01(d) Exhibits

Exhibit Number	Description
99.1	Comcast Corporation and NBCUniversal Media, LLC Press Release dated August 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	August 2, 2021	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary